UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): April 2, 2008


                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)


         CALIFORNIA                   0-26006                   95-4181026
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)



            3151 EAST WASHINGTON BOULEVARD
                LOS ANGELES, CALIFORNIA                            90023
       (Address of Principal Executive Offices)                 (Zip Code)


                                 (323) 780-8250
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01         NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED  LISTING
                  RULE OR STANDARD; TRANSFER OF LISTING.

         On April 2, 2008, Tarrant Apparel Group was notified by The Nasdaq Stock Market that we are not in compliance with Nasdaq Marketplace Rule
4450(a)(5) because shares of our common stock had closed at a per share bid price of less than $1.00 for 30 consecutive business days. In accordance with Marketplace Rule 4450(e)(2), we will be provided with 180 calendar days, or until September 29, 2008, to regain compliance. This notification has no effect on the listing of our common stock at this time.

         To regain compliance with the minimum bid price rule, the closing bid price of our common stock must close at $1.00 per share or more for a minimum of ten consecutive business days. If we do not regain compliance by September 29, 2008, the Nasdaq staff will notify us that our common stock will be delisted. In that event and at that time, we may appeal Nasdaq's delisting determination to a Nasdaq Listing Qualifications Panel.

         Alternatively, if we do not regain compliance with the minimum bid price rule by September 29, 2008, we can apply to list our common stock on The Nasdaq Capital Market if we satisfy the initial listing criteria set forth in Marketplace Rule 4310(c), other than the minimum bid price requirement. If our application is approved, the Registrant will be granted an additional 180 calendar days to regain compliance with the minimum bid price rule.

         We will seek to regain compliance within this 180 day cure period and will consider alternatives to address compliance with the continued listing standards of The Nasdaq Stock Market.

         On April 4, 2008, we issued a press release announcing our receipt of the letter. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of business acquired.

                  None.

         (b)      Pro forma financial information.

                  None.

         (c)      Shell company transactions.

                  None.

         (d)      Exhibits.

                  99.1 Press Release dated April 4, 2008, published by Tarrant Apparel Group.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TARRANT APPAREL GROUP



Date:    April 4, 2008              By:       /S/ PATRICK CHOW
                                       ----------------------------------------
                                          Patrick Chow, Chief Financial Officer


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